UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010 (March 29, 2010)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800 Houston, Texas	77010

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713/651-4300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Key Energy Services, Inc., a Maryland corporation (the “Company”), and Key Energy Shared Services, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, entered into amendments (each, an “Amendment” and, collectively, the “Amendments”) to the employment agreements (each, an “Agreement” and, collectively, the “Agreements”) with each of (i) Richard J. Alario, the Company’s President and Chief Executive Officer; (ii) T.M. “Trey” Whichard III, the Company’s Senior Vice President and Chief Financial Officer; (iii) Newton W. Wilson III, the Company’s Executive Vice President and Chief Operating Officer; (iv) Kim B. Clarke, the Company’s Senior Vice President, Administration and Chief People Officer; and (v) Kimberly R. Frye, the Company’s Senior Vice President, General Counsel and Secretary. The form of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.
Each Agreement provided that the executive was entitled to medical and dental plans available to the Company’s senior management, pursuant to which all medical and dental expenses incurred by the executive, and his or her spouse and children, would be reimbursed by the Company through insurance or, in the absence of insurance, directly by the Company, so that the executive has no out-of-pocket costs with respect to such expenses. Previously, although the Company paid for these reimbursements, a third-party administrator managed the day-to-day administration of the reimbursement plan. However, the Company terminated its relationship with the third-party administrator, and, starting in 2010, adopted an Executive Health Reimbursement Plan (the “Plan”) to directly administer these reimbursements in-house. The terms of the Plan closely resemble the manner by which reimbursements of these out-of-pocket costs has been administered by the third-party in the past. The Amendments amend each of the foregoing executive’s respective Agreement to specify that out-of-pocket costs with respect to medical and dental expenses are now reimbursed by the Company under the terms of, and subject to all applicable limitations set forth in, the Plan, as the Plan may be amended from time to time.
The foregoing description of the Amendments and the Agreements does not purport to be complete and is qualified in its entirety by reference to the following documents, all of which are incorporated into this Item 5.02 by reference: (i) form of Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K; (ii) Amended and Restated Employment Agreement, dated as of December 31, 2007, by and between Richard J. Alario, Key Energy Services, Inc. and Key Energy Shared Services, LLC, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 7, 2008; (iii) Employment Agreement, dated as of March 26, 2009, by and between Trey Whichard and Key Energy Shared Services, LLC, attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 1, 2009; (iv) Amended and Restated Employment Agreement, dated as of December 31, 2007, by and between Newton W. Wilson III, Key Energy Services, Inc. and Key Energy Shared Services, LLC, attached as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 7, 2008; (v) Amended and Restated Employment Agreement, dated as of December 31, 2007, by and between Kim B. Clarke, Key Energy Services, Inc. and Key Energy Shared Services, LLC, attached as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 7, 2008; and (vi) Amended and Restated Employment Agreement, dated as of October 22, 2008, by and between Kimberly R. Frye, Key Energy Services, Inc. and Key Energy Shared Services, LLC, attached as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 27, 2009.

Item 9.01	Financial Statements and Exhibits
10.1	Form of Amendment to Employment Agreement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: April 1, 2010	By:	/s/ Kimberly R. Frye
Kimberly R. Frye
Senior Vice President and General Counsel

Exhibit Index

Exhibit
No.	Description

10.1	Form of Amendment to Employment Agreement